                                                                    EXHIBIT 99.2

                            [ORGANOGENESIS INC. LOGO]
August 15, 2003

BY REGULAR MAIL

John Fitzgerald, Assistant United States Trustee
Attn: Gary Donahue
Office of the United States Trustee
10 Causeway Street, Room 1184
Boston, MA 02222-1043

Re: Organogenesis Inc., Chapter 11 Case No.  02-16944-WCH

Dear Gary,

Enclosed please find our monthly operating report for the month of July 2003. Please feel fee to call me with any questions at 781-401-1057.

Sincerely,

/s/ Jim Treacy
Jim Treacy
Assistant Controller

cc:      Andrew Z. Schwartz, Esquire, Foley Hoag LLP
         Vincent Canzoneri, Esquire, Foley Hoag LLP
         James Wallack, Esquire, Goulston & Storrs, P.C.
         Leopold Wyss, Novartis Pharma AG
         Kimberly Urdahl, Movartis Pharma AG
         Morton A. Pierce, Esquire, Dewey Ballantine LLP
         Dianne Coffino, Esquire, Dewey Ballantine LLP
         Vincent R. Fitzpatrick Jr, Esquire, White & Case LLP Rory J. Fitzpatrick, Esquire, Kirkpatrick & Lockhart LLP John C. Hutchins, Esquire, Kirkpatrick & Lockhart LLP Timothy Hurley, Senior Manager, Deloitte & Touche LLP Charles L. Glerum, Esquire, Choate, Hall & Stewart

Enclosures

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE:    ORGANOGENESIS INC.              CASE #  02-16944-WCH
                                          JUDGE:  William C. Hillman
DEBTOR(S) CHAPTER 11                              United States Bankruptcy Judge

MONTHLY OPERATING REPORT FOR MONTH ENDING         July 31, 2003

COMES NOW, ORGANOGENESIS INC.

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing July 1, 2003 and ending July 31, 2003 as shown on the report and exhibits consisting of

[X]  Monthly Reporting Questionnaire (Attachment 1)

[X]  Comparative Balance Sheets (Forms OPR-1 & OPR-2)

[X]  Summary of Accounts Receivable (Form OPR-3)

[X]  Schedule of Post-petition Liabilities (Form OPR-4)

[X]  Income Statement (Form OPR-5)

[X]  Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date Friday August 15, 2003      DEBTOR(S)-IN-POSSESSION

                                 By: /s/ Jim Treacy
                                 ------------------------------------
                                      (Signature)

                                 By:_________________________________
                                      (Signature)

                                 Name & Title:  Jim Treacy, Assistant Controller
                                                  (Print or type)

                                 Address:       150 Dan Road
                                                Canton, MA 02021

                                 Telephone No.: 781-401-1057

CHAPTER 11                                    Attachment 1 (Page 1)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONAIRE

CASE NAME:              Organogenesis Inc.
CASE NUMBER:            02-16944-WCH
MONTH OF:               July 2003

1.       Payroll:       State the amount of all executive wages paid and taxes
                        withheld and paid

       Name and Title                                Wages Paid                           Taxes Withheld
        of Executive                         Gross                Net                Due                Paid
---------------------------------------------------------------------------------------------------------------
Gary S. Gillheeney - COO/CFO               $18,461.54         $12,270.79          $6,190.75           $6,190.75

2.       Insurance:     Is workers' compensation and other insurance in effect?
                        Yes. Are payments current? No. If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

         Payments are current on all insurance policies except for our FY 2002 Directors and Officer's ("D&O) insurance policies. We financed the purchase of these policies (3) through a third party financing company, AMGRO. As of the petition date, we owed one final payment in the amount of $24,128.28 to AMGRO. Our external counsel has spoken with AMGRO and has been assured that these policies have not been cancelled. We have not received any notice of cancellation of our three FY 2002 D&O policies. We have renewed the subject D&O insurance policies for FY 2003 and are current on all payments.

CHAPTER 11                                            Attachment 1 (Page 2)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONAIRE

CASE NAME:       Organogenesis Inc.
CASE NUMBER:     02-16944-WCH
MONTH OF:        July 2003

3.      Bank Accounts

                                                                                ACCOUNT TYPE
                                 Operating & Lock Box               Tax            Payroll             Other               Total
                              -----------------------------------------------------------------------------------------------------
        Bank Name                             Citizens              N/A             Citizens       See Exhibit 1
        Account Number         1109486291 & 6101735331                            1135515570
BEGINNING BOOK BALANCE        $             806,609.27                          $ 235,563.27       $   81,946.95      $1,124,119.49
        PLUS: Deposits                      747,108.33                                  0.00           12,326.31      $  759,434.64
        LESS: Disbursements                    (746.48)                          (341,934.50)        (922,492.43)    ($1,265,173.41)
        Other:                                                                                              0.00      $        0.00
         Transfers In (Out)              (1,359,997.46)                           318,744.64        1,041,252.82      $        0.00
                              -----------------------------------------------------------------------------------------------------
ENDING BOOK BALANCE           $             192,973.66                          $ 212,373.41       $  213,033.65      $  618,380.72
                              =====================================================================================================

4. Post-petition payments: List any post petition payments to professionals and payments on pre-petition debts in the schedule below (attach separate sheet if necessary).

       Payments To/On                              Amount             Date          Check #
-------------------------------------------------------------------------------------------
Professionals (attorneys,
  accountants, etc.):

Carl Marks Capital Advisors                        $0.00           31-Jul-03
Foley & Hoag                                       $0.00           31-Jul-03
Goulston & Storrs                                  $0.00           31-Jul-03
Deloitte & Touche                                  $0.00           31-Jul-03
Choate Hall Stewart                                $0.00           31-Jul-03

 NO BANKRUPTCY PROFESSIONAL PAYMENTS PROCESSED FOR JULY

 Pre-petition debts:

 None                                                    None

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONAIRE

CASE NAME:         Organogenesis Inc.
CASE NUMBER:       02-16944-WCH
MONTH OF:          July 2003

                 EXHIBIT 1

  Bank Name                                 Account Number
-------------                               --------------
Citizens Bank                                 1135515872
Citizens Bank                                 1135515937
Citizens Bank                                 1135515902
Citizens Bank                                 1135603895
Citizens Bank                                 1135603887

                                               Account            Excluded                                                Total
                                             Disbursement           Asset        Non-Apligraf     Debit Card Accts        Other
                                             --------------------------------------------------------------------------------------
               Bank Name                       Citizens           Citizens         Citizens           Citizens
                                                                                                    1135603895 &
               Account Number                  1135515872        1135515937       1135515902          1135603887
BEGINNING BOOK BALANCE                     ($  388,918.02)      $  1,312.30      $449,592.65       $   19,960.02      $   81,946.95
               PLUS: Deposits                    6,044.48              0.00         6,281.83                0.00      $   12,326.31
               LESS: Disbursements            (899,307.37)           (27.02)      (22,001.83)          (1,156.21)    ($  922,492.43)
               Other: (Void Ck from March)                                                                            $        0.00
                Transfers In (Out)           1,291,252.82              0.00      (250,000.00)               0.00       1,041,252.82
                                            ---------------------------------------------------------------------------------------
ENDING BOOK BALANCE                         $    9,071.91       $  1,285.28      $183,872.65       $   18,803.81      $  213,033.65
                                            =======================================================================================

Our DIP financing agreement requires us to use the above noted bank accounts. We continue to use account # 1135515570 for our payroll moving forward.

CASE NAME: Organogenesis Inc.                                        FORM OPR-1
CASE NUMBER: 02-16944-WCH            COMPARATIVE BALANCE SHEETS
                                       MONTH ENDED: 7/31/2003

                                                 FILING DATE             MONTH              MONTH                MONTH
                                                  9/25/2002           10/31/2002          11/30/2002          12/31/2002
                                              -----------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash                                          $    1,817,946.91   $    1,239,744.70   $    1,182,908.14   $    1,533,055.48
Other Negotiable Instruments                               0.00                0.00                0.00                0.00
A/R                                                  116,315.00          125,077.51          240,114.11           58,000.02
Less: Allowance for Bad debts                              0.00                0.00                0.00                0.00
Inventory, at cost - *XX                           1,435,579.98        1,479,902.40        1,515,782.87        1,427,149.10
Prepaid Expenses - **                                 76,092.76          226,883.05          180,795.21          156,908.28
Investments                                                0.00                0.00                0.00                0.00
Other - Security Deposits, Tax Refunds               148,960.00          190,277.22          158,460.00          158,460.00
Total Current Assets
PROPERTY, PLANT & EQUIPMENT, AT COST              37,251,830.50       37,251,830.50       37,251,830.50       35,269,120.50
  Less Accumulated Depreciation                  (19,843,665.59)     (20,148,665.59)     (20,453,665.59)     (19,291,939.75)
                                              -----------------------------------------------------------------------------
    NET PROPERTY, PLANT & EQUIPMENT - ***         17,408,164.91       17,103,164.91       16,798,164.91       15,977,180.75
OTHER ASSETS                                               0.00                0.00                0.00                0.00

TOTAL ASSETS                                  $   21,003,059.56   $   20,365,049.79   $   20,076,225.24   $   19,310,753.63
                                              =============================================================================

                                                    MONTH               MONTH               MONTH               MONTH
                                                  1/31/2003           2/28/2003           3/31/2003           4/30/2003
                                              -----------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash                                          $    1,780,909.00   $    1,850,282.22   $    1,490,094.43   $    1,408,335.62
Other Negotiable Instruments                               0.00                0.00                0.00                0.00
A/R                                                   90,580.00          181,160.00          271,740.00           72,464.00
Less: Allowance for Bad debts                              0.00                0.00                0.00                0.00
Inventory, at cost - *XX                           1,405,534.05        1,370,510.37        1,197,778.23        1,177,940.48
Prepaid Expenses - **                                835,900.99          717,541.41          642,907.84          725,376.87
Investments                                                0.00                0.00                0.00                0.00
Other - Security Deposits, Tax Refunds               158,460.00          158,460.00          158,460.00          158,460.00
Total Current Assets
PROPERTY, PLANT & EQUIPMENT, AT COST              35,269,120.50       35,265,040.50       35,265,040.50       35,282,814.90
  Less Accumulated Depreciation                  (19,546,939.75)     (19,788,879.75)     (20,033,879.75)     (20,273,879.75)
                                              -----------------------------------------------------------------------------
    NET PROPERTY, PLANT & EQUIPMENT - ***         15,722,180.75       15,476,160.75       15,231,160.75       15,008,935.15
OTHER ASSETS

TOTAL ASSETS                                  $   19,993,564.79   $   19,754,114.75   $   18,992,141.26   $   18,551,512.12
                                              =============================================================================

                                                    MONTH                MONTH              MONTH
                                                  5/31/2003            6/30/2003          7/31/2003
                                              ---------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash                                          $      995,154.67   $    1,124,119.49          618,380.72
Other Negotiable Instruments                               0.00                0.00                0.00
A/R                                                  126,812.00          555,035.20        1,785,334.91
Less: Allowance for Bad debts                              0.00                0.00                0.00
Inventory, at cost - *XX                           1,143,482.44        1,040,314.95        1,068,434.19
Prepaid Expenses - **                                685,440.82          505,341.99          551,612.13
Investments                                                0.00                0.00                0.00
Other - Security Deposits, Tax Refunds               158,460.00          158,460.00          158,460.00
Total Current Assets
PROPERTY, PLANT & EQUIPMENT, AT COST              35,286,943.65       35,294,695.59       35,308,161.58
  Less Accumulated Depreciation                  (20,513,879.75)     (20,753,879.75)     (20,993,879.75)
                                              ---------------------------------------------------------
    NET PROPERTY, PLANT & EQUIPMENT - ***         14,773,063.90       14,540,815.84       14,314,281.83
OTHER ASSETS

TOTAL ASSETS                                  $   17,882,413.83   $   17,924,087.48   $   18,496,503.78
                                              =========================================================

* - NOTE: The debtor performed a physical inventory after the filing date. Hence, there is a variance between the scheduled amount that was estimated at the time of filing and the amount per this report as of 9/25/2002.

** - NOTE: The amount per this report varies from the scheduled amount as of 9/25/2002. The debtor did not have access to this amount at the time the schedule was filed.

*** - NOTE: It is possible that certain of our fixed assets have been impaired under GAAP which would necessitate a reduction in the carrying amount of the noted fixed asset balances. We are unable to quantify this impairment at the time of this filing.

XX - NOTE: Organogenesis uses a standard costing system to quantify its inventory and cost of sales. The Company periodically updates its standard costs. Hence, the subject balance is subject to adjustment.

CASE NAME: Organogenesis Inc.                                        FORM OPR-2
CASE NUMBER: 02-16944-WCH         COMPARATIVE BALANCE SHEETS
                                    MONTH ENDED: 7/31/2003

                                                                 FILING DATE          MONTH             MONTH             MONTH
                                                                  9/25/2002         10/31/2002        11/30/2002        12/31/2002
                                                             ----------------------------------------------------------------------
LIABILITIES
POST PETITION LIABILITIES                                    $              -  $     526,284.32  $   2,082,467.60  $   2,320,775.42
PRE PETITION LIABILITIES - ***
  Priority Debt - ***                                              554,418.00        532,391.25        493,920.13        493,920.13
  Secured Debt -                                                    24,128.18         24,128.18         24,128.18         24,128.18
  Unsecured Debt - * **                                         41,344,000.41     41,344,000.41     41,344,000.41     41,344,000.41
                                                             ----------------------------------------------------------------------
    TOTAL PRE PETITION LIABILITIES                              41,922,546.59     41,900,519.84     41,862,048.72     41,862,048.72
                                                             ----------------------------------------------------------------------
      TOTAL LIABILITIES                                         41,922,546.59     42,426,804.16     43,944,516.32     44,182,824.14

* - NOTE: The debtor disputes portions of these liabilities. See Summary of Schedules filed with the bankruptcy court on October 29, 2002

** - NOTE: The difference between the 9/25/02 unsecured debt total and the scheduled amount results from post-petition receipt of certain additional pre-petition invoices.

*** - NOTE: The debtor will be filing an amended schedule of liabilities as of the petition date to reflect a reduction in these initial liabilities.

**** - Includes amounts due Novartis plus interest
under our DIP Financing Agreement per month end as follows:
                                       November 30, 2002     $     550,332.29
                                       December 31, 2002     $   1,355,628.82
                                       January 31, 2002      $   2,060,823.94
                                       February 28, 2003     $   2,024,591.12
                                       March 31, 2003        $   1,605,179.10
                                       April 30, 2003        $   2,044,998.63
                                       May 31, 2003          $   2,058,764.96
                                       June 30, 2003         $   2,457,566.55
                                       July 31, 2003         $   3,017,668.51

STOCKHOLDERS' EQUITY (DEFICIT)
  PREFERRED STOCK                                                        0.00              0.00              0.00              0.00
  COMMON STOCK                                                     447,000.00        447,000.00        447,000.00        447,000.00
  PAID-IN CAPITAL                                              175,612,000.00    175,612,000.00    175,612,000.00    175,612,000.00
  RETAINED EARNINGS
    Through Filing Date                                       (196,978,487.03)  (196,978,487.03)  (196,978,487.03)  (196,978,487.03)
    Post Filing Date                                                              (1,142,267.34)    (2,948,804.05)    (3,952,583.48)
                                                             ----------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                               (20,919,487.03)   (22,061,754.37)   (23,868,291.08)   (24,872,070.51)

      TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY                                  $  21,003,059.56  $  20,365,049.79  $  20,076,225.24  $  19,310,753.63
                                                             ======================================================================

                                                                   MONTH             MONTH             MONTH             MONTH
                                                                 1/31/2003         2/28/2003         3/31/2003         4/30/2003
                                                             ----------------------------------------------------------------------
LIABILITIES
POST PETITION LIABILITIES                                    $   3,492,160.64  $   3,565,948.03  $   3,156,229.77  $   3,531,811.59
PRE PETITION LIABILITIES - ***
  Priority Debt - ***                                              493,920.13        493,920.13        493,920.13        493,920.13
  Secured Debt -                                                    24,128.18         24,128.18         24,128.18         24,128.18
  Unsecured Debt - * **                                         41,344,000.41     41,344,000.41     41,344,000.41     41,344,000.41
                                                             ----------------------------------------------------------------------
    TOTAL PRE PETITION LIABILITIES                              41,862,048.72     41,862,048.72     41,862,048.72     41,862,048.72
                                                             ----------------------------------------------------------------------
      TOTAL LIABILITIES                                         45,354,209.36     45,427,996.75     45,018,278.49     45,393,860.31

* - NOTE: The debtor disputes portions of these liabilities. See Summary of Schedules filed with the bankruptcy court on October 29, 2002

** - NOTE: The difference between the 9/25/02 unsecured debt total and the scheduled amount results from post-petition receipt of certain additional pre-petition invoices.

*** - NOTE: The debtor will be filing an amended schedule of liabilities as of the petition date to reflect a reduction in these initial liabilities.

**** - Includes amounts due Novartis plus interest
under our DIP Financing Agreement per month end as follows:
                                       November 30, 2002     $     550,332.29
                                       December 31, 2002     $   1,355,628.82
                                       January 31, 2002      $   2,060,823.94
                                       February 28, 2003     $   2,024,591.12
                                       March 31, 2003        $   1,605,179.10
                                       April 30, 2003        $   2,044,998.63
                                       May 31, 2003          $   2,058,764.96
                                       June 30, 2003         $   2,457,566.55
                                       July 31, 2003         $   3,017,668.51

STOCKHOLDERS' EQUITY (DEFICIT)
  PREFERRED STOCK                                                        0.00              0.00              0.00              0.00
  COMMON STOCK                                                     447,000.00        447,000.00        447,000.00        447,000.00
  PAID-IN CAPITAL                                              175,612,000.00    175,612,000.00    175,612,000.00    175,612,000.00
  RETAINED EARNINGS
    Through Filing Date                                       (196,978,487.03)  (196,978,487.03)  (196,978,487.03)  (196,978,487.03)
    Post Filing Date                                            (4,441,157.53)    (4,754,394.96)    (5,106,650.20)    (5,922,861.16)
                                                             ----------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                               (25,360,644.56)   (25,673,881.99)   (26,026,137.23)   (26,842,348.19)

      TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY                                  $  19,993,564.79  $  19,754,114.75  $  18,992,141.26  $  18,551,512.12
                                                             ======================================================================

                                                                   MONTH              MONTH             MONTH
                                                                 5/31/2003          6/30/2003         7/31/2003
                                                             ----------------------------------------------------
LIABILITIES
POST PETITION LIABILITIES                                    $   3,707,306.24  $   4,364,443.89      5,305,450.33
PRE PETITION LIABILITIES - ***
  Priority Debt - ***                                              493,920.13        493,920.13        493,920.13
  Secured Debt -                                                    24,128.18         24,128.18         24,128.18
  Unsecured Debt - * **                                         41,344,000.41     41,344,000.41     41,344,000.41
                                                             ----------------------------------------------------
    TOTAL PRE PETITION LIABILITIES                              41,862,048.72     41,862,048.72     41,862,048.72
                                                             ----------------------------------------------------
      TOTAL LIABILITIES                                         45,569,354.96     46,226,492.61     47,167,499.05

* - NOTE: The debtor disputes portions of these liabilities. See Summary of Schedules filed with the bankruptcy court on October 29, 2002

** - NOTE: The difference between the 9/25/02 unsecured debt total and the scheduled amount results from post-petition receipt of certain additional pre-petition invoices.

*** - NOTE: The debtor will be filing an amended schedule of liabilities as of the petition date to reflect a reduction in these initial liabilities.

**** - Includes amounts due Novartis plus interest
under our DIP Financing Agreement per month end as follows:
                                       November 30, 2002     $     550,332.29
                                       December 31, 2002     $   1,355,628.82
                                       January 31, 2002      $   2,060,823.94
                                       February 28, 2003     $   2,024,591.12
                                       March 31, 2003        $   1,605,179.10
                                       April 30, 2003        $   2,044,998.63
                                       May 31, 2003          $   2,058,764.96
                                       June 30, 2003         $   2,457,566.55
                                       July 31, 2003         $   3,017,668.51

STOCKHOLDERS' EQUITY (DEFICIT)
  PREFERRED STOCK                                                        0.00              0.00              0.00
  COMMON STOCK                                                     447,000.00        447,000.00        447,000.00
  PAID-IN CAPITAL                                              175,612,000.00    175,612,000.00    175,612,000.00
  RETAINED EARNINGS
    Through Filing Date                                       (196,978,487.03)  (196,978,487.03)  (196,978,487.03)
    Post Filing Date                                            (6,767,454.09)    (7,382,918.10)    (7,751,508.24)
                                                             ----------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                               (27,686,941.12)   (28,302,405.13)   (28,670,995.27)

      TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY                                  $  17,882,413.84  $  17,924,087.48  $  18,496,503.78
                                                             ====================================================

CASE NAME: Organogenesis Inc.                                        FORM OPR-3
CASE NUMBER: 02-16944-WCH

                         SCHEDULE OF ACCOUNTS RECEIVABLE
                           MONTH ENDED: July 31, 2003

                                       Total        0-30 Days      31-60 Days     61-90 Days   Over 90 Days
                                 ---------------------------------------------------------------------------
Date of Filing
September 25, 2002               $   116,315.00  $   116,315.00
Allowance for Doubtful Accts                               0.00

October 31, 2002                 $   125,077.51  $   125,077.51
Allowance for Doubtful Accts                               0.00

November 30, 2002                $   240,114.11  $   115,036.60  $ 125,077.51
Allowance for Doubtful Accounts                            0.00          0.00

December 31, 2002                $    58,000.02  $    48,228.82  $   9,771.20
Allowance for Doubtful Accounts                            0.00             0

January 31, 2003                 $    90,580.00  $    90,580.00
Allowance for Doubtful Accounts                            0.00

February 28, 2003                $   181,160.00  $    90,580.00  $  90,580.00
Allowance for Doubtful Accounts                            0.00          0.00

March 31, 2003                   $   271,740.00  $    90,580.00  $  90,580.00  $    90,580.00
Allowance for Doubtful Accounts                            0.00          0.00            0.00

April 30, 2003                   $    72,464.00  $    72,464.00
Allowance for Doubtful Accounts                            0.00

May 31, 2003                     $   126,812.00  $   126,812.00
Allowance for Doubtful Accounts                               0

June 30, 2003                    $   555,035.20  $   555,035.20
Allowance for Doubtful Accounts                            0.00

July 31, 2003                    $ 1,785,334.91  $ 1,692,831.71  $  92,503.20
Allowance for Doubtful Accounts                            0.00

CASE NAME: Organogenesis Inc.  SCHEDULE OF POST PETITION LIABILITIES  FORM OPR-4
CASE NUMBER: 02-16944-WCH      MONTH ENDED: July 31, 2003

                                                             Date Incurred         Due Date      Total Due         0-30
                                                          ------------------------------------------------------------------
TAXES PAYABLE
Federal Income Taxes                                               N/A                N/A      $        0.00   $        0.00
FICA - Employer's Share                                            N/A                N/A               0.00            0.00
FICA - Employee's Share                                            N/A                N/A               0.00            0.00
Unemployment Tax                                                   N/A                N/A               0.00            0.00
State Income Tax                                                   N/A                N/A               0.00            0.00
State Sales and Use Tax                                            N/A                N/A               0.00            0.00
State __ Tax                                                       N/A                N/A               0.00            0.00
Personal Property Tax                                              N/A                N/A               0.00            0.00
TOTAL TAXES PAYABLE                                                                                     0.00            0.00

POSTPETITION SECURED DEBT                                        various           2/28/2005    3,017,668.51    3,017,668.51
POSTPETITION UNSECURED DEBT                                        N/A                N/A               0.00            0.00
ACCRUED INTEREST PAYABLE - X                                       N/A                N/A               0.00            0.00

X - NOTE: ACCRUED INTEREST PAYABLE IS INCLUDED IN
 "POSTPETITION SECURED DEBT"

Trade Accounts Payable & Other accrued liabilities
Trade Accounts Payable
    (See Exhibit 3)                                                 see detail    see detail      124,613.06       99,900.97
   Accrued Employee Payroll                                             Jul-03        Aug-03       65,245.74       65,245.74
   Accrued Employee Benefits *                                         Various           N/A        3,458.92        3,458.92
   Withheld Employee 401(k) payable                                     Jul-03        Aug-03       15,899.64       15,899.64
   Misc. Employee Withholdings                                         Various       Various        6,602.89        6,602.89
   Accrued Employee Vacation                                   Jan - July 2003           N/A       76,819.01       76,819.01
   Accrued Legal Fees (Estimated) **                                   Various           N/A    1,634,882.88    1,634,882.88
   Accrued MIT Royalities                                 Jan 2002 - July 2003       Various      309,953.01      309,953.01
   Accrued Expense - Cardinal Payment in Error                          Jul-03        Aug-03       40,306.67       40,306.67
   Accrued Utilities (Estimated)                                        Jul-03        Aug-03       10,000.00       10,000.00
                                                                                               -----------------------------
Total Post Petition A/P and Accruals                                                           $2,287,781.82   $2,263,069.73
                                                                                               =============================

                                                         31 - 60        61 - 90         91+
                                                       ----------------------------------------
TAXES PAYABLE
Federal Income Taxes
FICA - Employer's Share
FICA - Employee's Share
Unemployment Tax
State Income Tax
State Sales and Use Tax
State __ Tax
Personal Property Tax
TOTAL TAXES PAYABLE

POSTPETITION SECURED DEBT
POSTPETITION UNSECURED DEBT
ACCRUED INTEREST PAYABLE - X

X - NOTE: ACCRUED INTEREST PAYABLE IS INCLUDED IN
 "POSTPETITION SECURED DEBT"

Trade Accounts Payable & Other accrued liabilities
Trade Accounts Payable
    (See Exhibit 3)                                      29,327.54      6,442.94     (11,058.39)
   Accrued Employee Payroll
   Accrued Employee Benefits *
   Withheld Employee 401(k) payable
   Misc. Employee Withholdings
   Accrued Employee Vacation
   Accrued Legal Fees (Estimated) **
   Accrued MIT Royalities
   Accrued Expense - Cardinal Payment in Error
   Accrued Utilities (Estimated)
                                                       ----------------------------------------
Total Post Petition A/P and Accruals                   $ 29,327.54    $ 6,442.94    ($11,058.39)
                                                       ========================================

* - NOTE: We have historically and have currently recorded a 17.5% accrual for employee benefits based on an old formula. We believe this 17.5% accrual to be high. However, to be consistent with historical practices, we continue to accrue at such a rate. It is possible this liability is overstated.

** - NOTE: Of this balance, $76,767.25 are subject to reservation of rights (Dewey Balatine Balance pd 200k).

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONAIRE

CASE NAME: Organogenesis Inc.
CASE NUMBER: 02-16944-WCH                                              EXHIBIT 3
MONTH OF: July 31, 2003

The following summarizes Organogenesis' trade accounts payable as of July 31, 2003 by vendor.

                                                                       Total
VENDOR                                 Date Incurred    Date Due        Due
                                       -----------------------------------------
AEROTEK                                    Jul-03        Aug-03    $    1,560.00
AGA                                        Jul-03        Aug-03    $    4,354.26
ARENT FOX KINTER PLOTKIN & KAHN           Various       Various    $   46,201.96
BANKCARD SERVICES                          Jul-03        Aug-03    $    1,744.76
BUSINESS WIRE                              Jul-03        Aug-03    $      500.00
CLEVELAND CLINIC FOUNDATION                Jul-03        Aug-03    $   12,500.00
COLEGIO DE INGENIEROS YAGRIMENSORES        Jul-03        Aug-03    $      200.00
COMONWEALTH OF MASS                        Jul-03        Aug-03    $      240.00
CONTRACT CLEANING COLLABORATIVE            Jul-03        Aug-03    $    7,000.00
CORPORATE EXPRESS                          Jul-03        Aug-03    $      557.99
DOE & INGALLS INC                          Jul-03        Aug-03    $       35.82
DRY ICE CORP                               Jul-03        Aug-03    $       73.40
EDWARDS & ANGELLM LLP                      Jul-03        Aug-03    $   10,618.33
FISHER                                     Jul-03        Aug-03    $   (9,500.00)
GARY GILHEENEY                             Jul-03        Aug-03    $    1,762.01
HALE & DORR                               Various       Various    $   47,313.77
HEALTHBRIDGE                               Jul-03        Aug-03    $    3,148.27
HIGH PURITY                                Jul-03        Aug-03    $    6,680.82
ICE MOUNTAIN                               Jul-03        Aug-03    $      268.62
INVITROGEN                                Various       Various    $  (51,831.67)
IPS                                        Jul-03        Aug-03    $    1,170.34
MASS BIOTECH COUNCIL                       Jul-03        Aug-03    $    1,665.65
MEDICAL DEVICE CONSULTANTS INC             Jul-03        Aug-03    $    6,606.39
MEDLINE INDUSTRIES INC                     Jul-03        Aug-03    $      185.98
OWENS & MINOR                             Various       Various    $       (2.79)
PACKWORLD                                  Jul-03        Aug-03    $      675.15
PETERSON SCHOOL                            Jul-03        Aug-03    $    1,140.00
SANSIVERI KIMBALL MCNAMEE                  Jul-03        Aug-03    $      175.00
SAMUELS GAUTHIER & STEVENS LLP            Various       Various    $    1,650.00
SIMCO ELECTRONICS                          Jul-03        Aug-03    $       88.60
TECK PAK SOLUTIONS                         Jul-03        Aug-03    $    1,753.92
U S TRUSTEE                                Jul-03        Aug-03    $    8,000.00
UPS                                        Jul-03        Aug-03    $   16,451.61
VERIZON                                    Jul-03        Aug-03    $      626.75
VERIZON WIRELESS                           Jul-03        Aug-03    $      740.90
WORKPLACE ESSENTIALS                       Jul-03        Aug-03    $      257.22

                                                                   -------------
TOTAL ACCOUNTS PAYABLE                                             $  124,613.06
                                                                   =============


VENDOR                                   0-30 Days       31-60 Days      61-90 Days      91 + Days
                                       -------------------------------------------------------------
AEROTEK                                $    1,560.00
AGA                                    $    4,354.26
ARENT FOX KINTER PLOTKIN & KAHN        $   31,726.97   $           -   $    5,481.69   $    8,993.30
BANKCARD SERVICES                      $    1,744.76
BUSINESS WIRE                          $      500.00                                   $           -
CLEVELAND CLINIC FOUNDATION            $   12,500.00
COLEGIO DE INGENIEROS YAGRIMENSORES    $      200.00
COMONWEALTH OF MASS                    $      240.00
CONTRACT CLEANING COLLABORATIVE        $    7,000.00
CORPORATE EXPRESS                      $      557.99
DOE & INGALLS INC                      $       35.82
DRY ICE CORP                           $       73.40
EDWARDS & ANGELLM LLP                  $    1,575.00   $    1,510.88   $      983.01   $    6,549.44
FISHER                                 $           -                                   $   (9,500.00)
GARY GILHEENEY                         $    1,762.01   $           -
HALE & DORR                            $           -   $   47,313.77
HEALTHBRIDGE                           $    3,148.27
HIGH PURITY                            $    6,680.82
ICE MOUNTAIN                           $      268.62
INVITROGEN                             $   (9,916.36)  $  (24,307.98)                  $  (17,607.33)
IPS                                    $    1,170.34
MASS BIOTECH COUNCIL                   $    1,665.65
MEDICAL DEVICE CONSULTANTS INC         $    3,663.10   $    2,943.29
MEDLINE INDUSTRIES INC                 $      185.98
OWENS & MINOR                          $      435.19   $      217.58   $      (21.76)  $     (633.80)
PACKWORLD                              $      675.15
PETERSON SCHOOL                        $           -                                   $    1,140.00
SANSIVERI KIMBALL MCNAMEE              $      175.00
SAMUELS GAUTHIER & STEVENS LLP         $           -   $    1,650.00
SIMCO ELECTRONICS                      $       88.60
TECK PAK SOLUTIONS                     $    1,753.92
U S TRUSTEE                            $    8,000.00
UPS                                    $   16,451.61
VERIZON                                $      626.75
VERIZON WIRELESS                       $      740.90
WORKPLACE ESSENTIALS                   $      257.22

                                       -------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE                 $   99,900.97   $   29,327.54   $    6,442.94   $  (11,058.39)
                                       =============================================================
                                                                                       $  124,613.06

Notes: Edwards & Angell and Fish & Richardson are post petition legal fees which require court approval to be paid Arent Fox and Hale & Dorr are post petition legal fees which represent holdbacks and or overages accrueing from 9/25/2002 - 7/31/2003 Peterson school is tuition for class taken by ex-employee. Classified as pre petition by R. Shaw. Req dated 8/20/2002 Invoice dated 11/4/2002

CASE NAME: Organogenesis Inc.       INCOME STATEMENT                  FORM OPR-5
CASE NUMBER: 02-16944-WCH           MONTH ENDED: July 31, 2003

                                          October 2002     November 2002    December 2002    January 2003     February 2003
                                         ----------------------------------------------------------------------------------
NET REVENUE (INCOME)                     $   141,274.80   $   121,686.60   $   695,418.60    $1,002,412.40    $1,195,622.91

COST OF GOODS SOLD
  Materials - XX                              10,800.00        22,860.00       354,240.00       526,324.75       570,215.09
  Labor - Direct                                   0.00             0.00             0.00             0.00                0
  Manufacturing Overhead                           0.00             0.00             0.00             0.00                0
                                         ----------------------------------------------------------------------------------
     TOTAL COST OF GOODS SOLD                 10,800.00        22,860.00       354,240.00       526,324.75       570,215.09

GROSS PROFIT                                 130,474.80        98,826.60       341,178.60       476,087.65       625,407.82

OPERATING EXPENSES
  Sales and Marketing                         42,118.78        56,712.03        21,613.00        37,369.06        41,399.55
  General and Administrative                 745,081.88     1,095,324.50       471,824.55       616,984.39       640,083.50
  Other: Manufacturing                       180,541.48       448,326.78       223,510.79        42,788.13             0.00
  Other: Loss on Disposal of Assets - X            0.00             0.00       327,255.16             0.00             0.00
                                         ----------------------------------------------------------------------------------
     TOTAL OPERATING EXPENSES                967,742.14     1,600,363.31     1,044,203.50       697,141.59       681,483.06

(LOSS) BEFORE INTEREST, DEPRECIATION,
  TAXES OR EXTRAORDINARY EXPENSES           (837,267.34)   (1,501,536.71)     (703,024.90)     (221,053.94)      (56,075.24)

INTEREST EXPENSE                                   0.00             0.00         5,296.53        12,520.12        12,162.19
DEPRECIATION                                 305,000.00       305,000.00       295,458.00       255,000.00       245,000.00
INCOME TAX EXPENSE (BENEFIT)                       0.00             0.00             0.00             0.00                0
EXTRAORDINARY INCOME (EXPENSE)                     0.00             0.00             0.00             0.00                0
                                         ----------------------------------------------------------------------------------

     NET INCOME (LOSS) - XXX             $(1,142,267.34)  $(1,806,536.71)  $(1,003,779.43)   $ (488,574.05)   $ (313,237.43)
                                         ==================================================================================

                                           March 2003       April 2003        May 2003        June 2003        July 2003
                                         ---------------------------------------------------------------------------------
NET REVENUE (INCOME)                     $1,523,885.64    $1,146,545.62    $1,158,370.22    $1,495,116.57     1,414,107.48

COST OF GOODS SOLD
  Materials - XX                            746,444.58       696,252.95       737,352.54       850,126.44       668,905.29
  Labor - Direct                                     0                0                0                0             0.00
  Manufacturing Overhead                             0                0                0                0             0.00
                                         ---------------------------------------------------------------------------------
     TOTAL COST OF GOODS SOLD               746,444.58       696,252.95       737,352.54       850,126.44       668,905.29

GROSS PROFIT                                777,441.06       450,292.67       421,017.68       644,990.13       745,202.19

OPERATING EXPENSES
  Sales and Marketing                        48,538.29        29,331.97        36,342.33        32,458.24       147,551.55
  General and Administrative                825,475.02       987,051.72       977,376.95       975,508.16       701,138.81
  Other: Manufacturing                            0.00             0.00             0.00             0.00             0.00
  Other: Loss on Disposal of Assets - X           0.00             0.00             0.00             0.00             0.00
                                         ---------------------------------------------------------------------------------
     TOTAL OPERATING EXPENSES               874,013.32     1,016,383.70     1,013,719.28     1,007,966.40       848,690.37

(LOSS) BEFORE INTEREST, DEPRECIATION,
  TAXES OR EXTRAORDINARY EXPENSES           (96,572.26)     (566,091.03)     (592,701.60)     (362,976.26)     (103,488.18)

INTEREST EXPENSE                             10,682.98        10,119.53        11,891.33        12,487.74        25,101.96
DEPRECIATION                                245,000.00       240,000.00       240,000.00       240,000.00       240,000.00
INCOME TAX EXPENSE (BENEFIT)                         0                0                0                0             0.00
EXTRAORDINARY INCOME (EXPENSE)                       0                0                0                0             0.00
                                         ---------------------------------------------------------------------------------

     NET INCOME (LOSS) - XXX             $ (352,255.24)   $ (816,210.56)   $ (844,592.93)   $ (615,464.00)   $ (368,590.14)
                                         =================================================================================

XX - NOTE: Organogenesis uses a standard costing system to quantify its inventory and cost of sales. The Company periodically updates its standard costs. Hence, the subject balance is subject to adjustment. Included in this expense line item are our labor cost allocation and manufacturing overhead cost allocations. Our standard costing system includes materials, labor and overhead charges.

X - A non-cash expense

CASE NAME: Organogenesis Inc.  STATEMENT OF SOURCES AND USES OF CASH  FORM OPR-6
CASE NUMBER: 02-16944-WCH      MONTH ENDED: July 31, 2003

                                              October 31, 2002   November 2002     December 2002     January 2003    February 2003
                                              ------------------------------------------------------------------------------------
SOURCES OF CASH
  Income(Loss) From Operations                 ($1,142,267.34)  $ (1,806,536.71)  $ (1,003,779.43)  $  (488,574.05)  $  (313,237.43)
    Add: Depreciation, Amortization                305,000.00        305,000.00        295,458.00       255,000.00       245,000.00
           & Other Non-Cash Items (Loss on
           Disposal of Fixed Assets)                                                   327,255.16

OPERATIONS
  Add: Decreases in Assets:
             Accounts Receivable                         0.00              0.00        182,114.09             0.00             0.00
             Inventory                                   0.00              0.00         88,633.77        21,615.05        35,023.68
             Prepaid Expenses & Deposits                 0.00              0.00         23,886.93             0.00       118,359.58
             Property, Plant & Equip.                    0.00              0.00        198,271.00             0.00         1,020.00
             Other                                       0.00              0.00              0.00             0.00             0.00
Add: Increases in Liabilities
             Pre Petition Liabilities - 1          526,284.32      1,556,183.28        238,307.82     1,171,385.22        73,787.39
             Post Petition Liabilities                   0.00              0.00              0.00             0.00             0.00
                                               ------------------------------------------------------------------------------------
TOTAL SOURCES (USES) OF CASH (A)                   526,284.32      1,556,183.28        731,213.61     1,193,000.26       228,190.65

USES OF CASH
Less: Increases in Assets
             Accounts Receivable                    (8,762.51)      (115,036.60)             0.00       (32,579.98)      (90,580.00)
             Inventory                             (44,322.42)       (35,880.47)             0.00             0.00             0.00
             Prepaid Expenses & Deposits          (192,107.51)        77,905.06              0.00      (678,992.71)            0.00
             Property, Plant & Equip.                    0.00              0.00              0.00             0.00             0.00
             Other                                       0.00              0.00              0.00             0.00             0.00
Less: Decreases in Liabilities
             Pre Petition Liabilities              (22,026.75)       (38,471.12)             0.00             0.00             0.00
             Post Petition Liabilities                   0.00              0.00              0.00             0.00             0.00
                                               ------------------------------------------------------------------------------------
TOTAL USES OF CASH (B)                            (267,219.19)      (111,483.13)             0.00      (711,572.69)      (90,580.00)

NET SOURCE (USE) OF CASH (A-B=NET)             ($  578,202.21)  $    (56,836.56)       350,147.34       247,853.52        69,373.22
                                               ====================================================================================
CASH - BEGINNING BALANCE (See OPR-1)            $1,817,946.91   $  1,239,744.70   $  1,182,908.14   $ 1,533,055.48   $ 1,780,909.00
CASH - ENDING BALANCE (See OPR-1)               $1,239,744.70   $  1,182,908.14   $  1,533,055.48   $ 1,780,909.00   $ 1,850,282.22
                          Test                                       (56,836.56)  $    350,147.34   $   247,853.52   $    69,373.22

                                                March 2003       April 2003          May 2003        June 2003        July 2003
                                              -----------------------------------------------------------------------------------
SOURCES OF CASH
  Income(Loss) From Operations                $ (352,255.24)   $   (816,210.56)   $ (844,592.93)   $ (615,464.00)  $  (368,590.14)
    Add: Depreciation, Amortization              245,000.00         240,000.00       240,000.00       240,000.00       240,000.00
           & Other Non-Cash Items (Loss on
           Disposal of Fixed Assets)

OPERATIONS
  Add: Decreases in Assets:
             Accounts Receivable                       0.00         199,276.00       (54,348.00)     (428,223.20)   (1,230,299.71)
             Inventory                           172,732.14          19,837.75        34,458.03       103,167.49       (28,119.24)
             Prepaid Expenses & Deposits          74,633.57               0.00             0.00             0.00             0.00
             Property, Plant & Equip.                  0.00               0.00             0.00             0.00             0.00
             Other                                     0.00               0.00             0.00             0.00             0.00
Add: Increases in Liabilities
             Pre Petition Liabilities - 1              0.00         375,581.82       175,494.65       657,137.65       941,006.44
             Post Petition Liabilities                 0.00               0.00             0.00             0.00             0.00
                                              -----------------------------------------------------------------------------------
TOTAL SOURCES (USES) OF CASH (A)                 247,365.70         594,695.58       155,604.68       332,081.94      (317,412.50)

USES OF CASH
Less: Increases in Assets
             Accounts Receivable                 (90,580.00)              0.00             0.00             0.00             0.00
             Inventory                                 0.00               0.00             0.00             0.00             0.00
             Prepaid Expenses & Deposits               0.00         (82,469.02)       39,936.05       180,098.82       (46,270.14)
             Property, Plant & Equip.                  0.00         (17,774.40)       (4,128.75)       (7,751.94)      (13,465.99)
             Other                                     0.00               0.00             0.00             0.00             0.00
Less: Decreases in Liabilities
             Pre Petition Liabilities           (409,718.25)              0.00             0.00             0.00             0.00
             Post Petition Liabilities                 0.00               0.00             0.00             0.00             0.00
                                              -----------------------------------------------------------------------------------
TOTAL USES OF CASH (B)                          (500,298.25)       (100,243.42)       35,807.30       172,346.88       (59,736.13)

NET SOURCE (USE) OF CASH (A-B=NET)              (360,187.79)        (81,758.40)     (413,180.95)   $  128,964.82   $  (505,738.77)
                                              ===================================================================================
CASH - BEGINNING BALANCE (See OPR-1)          $1,850,282.22    $  1,490,094.43    $1,408,335.62    $  995,154.67   $ 1,124,119.49
CASH - ENDING BALANCE (See OPR-1)             $1,490,094.43    $  1,408,335.62    $  995,154.67    $1,124,119.49       618,380.72
                          Test                $ (360,187.79)   $    (81,758.81)   $ (413,180.95)   $  128,964.82   $  (505,738.77)